News Release Media Contacts: Jake Sargent +1 732-524-1090 JSargen3@its.jnj.com Investor Relations: Jennifer McIntyre +1 732-524-3922 JMcInty3@its.jnj.com Johnson & Johnson Announces Plans to Accelerate Innovation, Serve Patients and Consumers, and Unlock Value through Intent to Separate Consumer Health Business New Consumer Health Company would be a Global Leader with Iconic Brands and Products that Touch Over One Billion Lives Every Day Johnson & Johnson would Remain a Global Leader in Healthcare, Focused on Major Unmet Medical Needs and Materially Advancing Standard of Care through Biopharmaceutical and Medical Device Innovation and Technology Separation Designed to Enhance Operational Performance and Strategic Flexibility, Benefiting Patients and Consumers and Unlocking Value for All Stakeholders New Consumer Health Company Expected to Complete Separation in 18 to 24 Months Johnson & Johnson to Host Investor Conference Call Today at 8:30 a.m. ET NEW BRUNSWICK, N.J. November 12, 2021– Johnson & Johnson (the “Company”) (NYSE: JNJ) today announced its intent to separate the Company’s Consumer Health business, creating a new publicly traded company. The planned separation would create two global leaders that are better positioned to deliver improved health outcomes for patients and consumers through innovation, pursue more targeted business strategies and accelerate growth. Following the planned separation, the new Johnson & Johnson would remain the world’s largest and most diverse healthcare company and continue its commitment to lead in global healthcare R&D and innovation, with a portfolio that blends its strong Pharmaceutical and Medical Device capabilities focused on advancing the standard of care through innovation and technology. As previously announced, Mr. Alex Gorsky will serve as Executive Chairman of

Johnson & Johnson and transition the Chief Executive Officer role to Mr. Joaquin Duato, currently Vice Chairman of the Company’s Executive Committee, effective January 3, 2022. Mr. Duato would continue to lead the new Johnson & Johnson following completion of the planned separation. The New Consumer Health Company would be a leading global consumer health company, touching the lives of over one billion consumers around the world every day through iconic brands such as Neutrogena, AVEENO®, Tylenol®, Listerine®, JOHNSON’s®, and BAND-AID® and continuing its legacy of innovation. The New Consumer Health Company’s Board of Directors and executive leadership would be determined and announced in due course as the planned separation process progresses. Mr. Gorsky said, “Throughout our storied history, Johnson & Johnson has demonstrated that we can deliver results that benefit all our stakeholders, and we must continually be evolving our business to provide value today, tomorrow and in the decades ahead. Following a comprehensive review, the Board and management team believe that the planned separation of the Consumer Health business is the best way to accelerate our efforts to serve patients, consumers, and healthcare professionals, create opportunities for our talented global team, drive profitable growth, and – most importantly – improve healthcare outcomes for people around the world.” Mr. Gorsky continued, “For the new Johnson & Johnson, this planned separation underscores our focus on delivering industry-leading biopharmaceutical and medical device innovation and technology with the goal of bringing new solutions to market for patients and healthcare systems, while creating sustainable value for shareholders. We believe that the New Consumer Health Company would be a global leader across attractive and growing consumer health categories, and a streamlined and targeted corporate structure would provide it with the agility and flexibility to grow its iconic portfolio of brands and innovate new products. We are committed to the success of each organization, as well as our company’s more than 136,000 employees around the globe, who will remain the backbone of these businesses.” Mr. Duato commented, “This planned transaction would create two businesses that are each financially strong and leaders in their respective industries. We believe that the new Johnson & Johnson and the New Consumer Health Company would each be able to more effectively allocate resources to deliver for patients and consumers, drive growth and unlock significant value. Importantly, the new Johnson & Johnson and the New Consumer Health Company would remain mission driven companies with exceptional brands, commitments to innovation, and remarkable talent. Each company would carry on the Johnson & Johnson legacy of putting the needs and well-being of the people we serve first.” The planned separation is expected to create value for all stakeholders by aiming to achieve the following key goals: • Increase management focus, resources, agility and speed to effectively address differing industry trends and to better meet the needs of the new Johnson & Johnson and the New Consumer Health Company patients and consumers; • Further focus capital allocation based on the objectives of each independent company; • Provide each company with a compelling financial profile that more accurately reflects the strengths and opportunities of each business and, as a result, offers investors a more targeted investment opportunity; and • Align corporate and operational structures so each company is better able to drive growth and value creation.

New Johnson & Johnson: An Innovative Pharmaceuticals and Medical Devices Leader with Sharpened Focus on Major Unmet Medical Needs and Advancing Standard of Care for Patients Around the World Following the planned separation, the new Johnson & Johnson would remain the world’s largest and most diverse healthcare company and maintain a portfolio that blends its strong Pharmaceutical and Medical Device capabilities focused on materially advancing the standard of care through biopharmaceutical and medical device innovation and technology. Leveraging its long-standing strength in core areas of science, technology, regulatory, supply chain and global commercial reach, the new Johnson & Johnson would continue to build on its offering of life-saving treatments, including DARZALEX, ERLEADA, IMBRUVICA, STELARA and TREMFYA, as well as medical device solutions across interventional solutions, orthopaedics, surgery and vision. The new Johnson & Johnson would remain committed to changing the trajectory of human health. The Pharmaceutical and Medical Devices segments, which are expected to generate revenue of approximately $77 billion in Full-Year 20211, are united by their shared and complementary focus on scientific research and development to serve similar end users – patients and healthcare providers – and operate in similar regulatory and competitive environments. The new Johnson & Johnson is expected to be better positioned to combine skills, expertise and approaches to bring integrated, comprehensive and more impactful care to patients, addressing diseases in areas such as oncology and eye health that require a combination of surgical, interventional and pharmaceutical treatments. The new Johnson & Johnson would continue to play a leading role in advancing the industry forward by creating novel solutions, bringing together treatments spanning therapeutics, robotics, artificial intelligence and more, to change the way diseases are prevented, intercepted and eventually cured. The Pharmaceutical business would continue to generate sustained above market growth by advancing its strong portfolio and pipeline of products, accelerating key therapeutic areas, such as oncology and immunology, while also advancing new therapeutic modalities such as cell and gene therapies. At the same time, the Medical Devices business would plan to accelerate its momentum across orthopaedics, interventional solutions, surgery and vision, with an increased cadence of meaningful innovation enabled by a strong digital surgery pipeline and focus on execution across all geographies. The new Johnson & Johnson would remain committed to maintaining a strong balance sheet and to its stated capital allocation priorities of R&D investment, competitive dividends and value-creating acquisitions. New Consumer Health Company Post-Separation: A Leading Global Consumer Health Company with Iconic Brands and Commitment to Continued Innovation The New Consumer Health Company would be a global leader with a powerful portfolio of iconic brands — comprising four $1 billion megabrands and 20 brands over $150 million — and leading positions in Self Care (OTC), Skin Health and Essential Health, which includes baby care, feminine care, wound care and oral health. The Consumer Health segment is 1 Figures represent Total Reported Sales from the 2021 Midpoint of October Sales Dollar Guidance excluding Vaccine. Sales dollars are allocated to segments based on September 2021 YTD Actuals sales mix.

expected to generate revenue of approximately $15 billion in Full-Year 20212 and, following the planned separation, the New Consumer Health Company would generate sales in over 100 countries, driven by world-class innovation capabilities and demonstrated business momentum. In recent years, Johnson & Johnson has focused the Consumer Health business and advanced its innovation, enabling it to reach more consumers with products that truly make a difference in peoples’ lives, while simultaneously expanding margins and delivering healthy financial results. These actions have bolstered positions in Self Care, Skin Health and Essential Health. The New Consumer Health Company would be expected to benefit from a strong investment grade profile and balance sheet that would allow it to build on its long history of innovation and maintain and extend its leadership position across important and growing categories. The planned organizational design for the New Consumer Health Company is expected to be completed by the end of 2022 and will be subject to legal requirements including consultation with works councils and employee representatives, as required. Planned New Consumer Health Company employees are expected to continue participating in their current Johnson & Johnson pay, benefits and retirement programs through the end of 2022. Transaction Details The Board of Directors’ intent is to effect the planned separation through the capital markets, creating two independent, market-leading companies. The transaction is intended to qualify as a tax-free separation for U.S. federal income tax purposes. In addition, it is expected that the overall shareholder dividend will remain at least at the same level following the completion of the transaction. The Company is targeting completion of the planned separation in 18 to 24 months, subject to the satisfaction of certain conditions including, among others, consultations with works councils and other employee representative bodies, as required, final approval of Johnson & Johnson’s Board of Directors, receipt of a favorable opinion and Internal Revenue Service ruling with respect to the tax-free nature of the transaction, and the receipt of other regulatory approvals. There can be no assurance regarding the ultimate timing of the proposed transaction or that the transaction will be completed. Advisors Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC are acting as financial advisors to Johnson & Johnson, and Cravath, Swaine & Moore LLP and Baker & McKenzie LLP are acting as legal counsel. Investor Conference Call The Company plans to hold an investor webcast to discuss this announcement and provide opportunity for Q&A today at 8:30 a.m. ET. The call will be hosted by Mr. Joseph Wolk, Chief Financial Officer, Mr. Alex Gorsky, Chairman and CEO, and Mr. Joaquin Duato, Vice Chairman 2 Figures represent Total Reported Sales from the 2021 Midpoint of October Sales Dollar Guidance excluding Vaccine. Sales dollars are allocated to segments based on September 2021 YTD Actuals sales mix.

of the Executive Committee. The webcast is accessible at www.investor.jnj.com and telephone, for both “listen-only” participants and financial analysts who wish to take part in the question and answer portion of the call. Please dial (877) 869-3847 in the U.S. and (201) 689-8261 outside of the U.S. About Johnson & Johnson At Johnson & Johnson, we believe good health is the foundation of vibrant lives, thriving communities and forward progress. That’s why for more than 130 years, we have aimed to keep people well at every age and every stage of life. Today, as the world’s largest and most broadly-based healthcare company, we are committed to using our reach and size for good. We strive to improve access and affordability, create healthier communities, and put a healthy mind, body and environment within reach of everyone, everywhere. We are blending our heart, science and ingenuity to profoundly change the trajectory of health for humanity. Learn more at www.jnj.com. Follow us at @JNJNews. Cautions Concerning Forward-Looking Statements This presentation contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things: the anticipated separation of Johnson & Johnson’s Consumer Health business; future operating and financial performance, product development, market position and business strategy. The viewer is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Johnson & Johnson. Risks and uncertainties include, but are not limited to: Johnson & Johnson’s ability to satisfy the necessary conditions to consummate the separation of Johnson & Johnson’s Consumer Health business on a timely basis or at all, Johnson & Johnson’s ability to successfully separate Johnson & Johnson’s Consumer Health business and realize the anticipated benefits from the separation, the New Consumer Health Company’s ability to succeed as a standalone publicly traded company, economic factors, such as interest rate and currency exchange rate fluctuations; competition, including technological advances, new products and patents attained by competitors; challenges inherent in new product research and development, including unexpected clinical trial results, additional analysis of existing clinical data, uncertainty of clinical success and obtaining regulatory approvals; uncertainty of commercial success for new and existing products; the impact of business combinations and divestitures; challenges to patents; the impact of patent expirations; the ability of Johnson & Johnson to successfully execute strategic plans, including restructuring plans; manufacturing difficulties or delays, internally or within the supply chain; product efficacy or safety concerns resulting in product recalls or regulatory action; significant adverse litigation or government action, including related to product liability claims; changes to applicable laws and regulations, including tax laws, global health care reforms and import/export and trade laws; trends toward health care cost containment; changes in behavior and spending patterns of purchasers of health care products and services; financial instability of international economies and legal systems and sovereign risk; increased scrutiny of the health care industry by government agencies. A further list and descriptions of these risks, uncertainties and other factors can be found in Johnson & Johnson’s Annual Report on Form 10-K for the fiscal year ended January 3, 2021, including in the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” in Johnson & Johnson’s most recently filed Quarterly Report on Form 10-Q and in Johnson & Johnson’s subsequent filings with the Securities and Exchange Commission. Copies of these filings are available online at www.sec.gov, www.jnj.com or on request from Johnson & Johnson. Any forward-looking statement made in this presentation speaks only as of the date of this presentation. Johnson & Johnson does not undertake to update any forward-looking statement as a result of new information or future events or developments.